LA CORTEZ energy

INVESTOR PRESENTATION


Rio de Oro
PANAMA
VENEZUELA
COLOMBIA
Maranta
PUT-4
ECUADOR

May 2011

Disclaimers


Maranta
PUT-4

Statements in this presentation that are not of historical fact are "forward-looking statements." Such statements are subject to risks and uncertainties and may be indentified by the use of words such as "expects," "intends," "plans," "may," "could," "should," "anticipates," "likely," "believes" and words of similar import. Forward-looking statements are based on current facts and analyses and other information that may be based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by La Cortez Energy that La Cortez Energy believes these forward-looking statements continue to be true as of any subsequent date. ***Although La Cortez Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those expressed or implied by forward looking statements due to a number of factors, many of which are beyond the control of La Cortez Energy,*** *including, but not limited to, La Cortez Energy's ability to identify appropriate corporate acquisition and/or joint venture opportunities in the energy sector in Colombia and, more generally, in Latin America, and to establish the technical, managerial and operational infrastructure and to raise the necessary capital to be able to take advantage of, and successfully participate in such opportunities, future economic conditions, political stability and volatility and decreases in energy prices. Additional information on risks and other factors that may affect the business and financial results of La Cortez Energy can be found in reports and other documents filed by La Cortez Energy with the U.S. Securities and Exchange Commission, including, without limitation, under the caption "Risk Factors" in La Cortez Energy's Annual Report on Form 10K filed on April 1, 2011. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. La Cortez Energy's forward-looking statements are expressly qualified in their entirety by this cautionary statement.*

THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.

Strong Track Record of Milestone Achievement


Maranta
PUT-4

- Company went public with initial seed capital in March 2008, and built existing Colombian management team and board of directors over the balance of 2008.
- Joint Venture agreements executed in December 2008 & January 2009, and strategic corporate acquisition executed in March 2010.
  - Diverse exploration acreage in 3 blocks across the prolific Colombian Putumayo and Catatumbo basins.
  - Joint venture agreements signed with established producers in Colombia.
  - JV partners include Sinochem (formerly Emerald Energy), PetroLatina Energy, Vetra Group.
- 1st discovery well drilled on the Maranta Block (Mirto-1) in June 2009 / 2nd discovery well (Mirto-2) drilled on the block in September 2010.
  - Mirto-2 is currently producing at a rate of 503 bopd gross/101 bopd before royalties net with average BS&W of 1.03%; Mirto-1 is currently shut-in, however, it is plan to conduct a work over within the next 2 months to open the N sand to evaluate future production potential.
- Acquisition of Avante Petroleum S.a.r.l, March 2nd, 2010
  - In conjunction with the stock for stock acquisition, Avante's former shareholders subscribed for an additional $5 Million in a private placement transaction.
  - The acquisition effectively expanded the companies geographic presence into two blocks in the prolific Catatumbo Basin.
- Cash Position of $ 6.51 Million (4/30/11)
  - $35 Million raised since inception, $20.33 Million closed between December 2009 and April 2010.
  - Sufficient funds available from financing activity to cover work obligations and working capital into Q4 2011 as currently budgeted.
- Plans set in motion to be dual listed on the TSX-V and Bogota stock exchange in 2011. Application to be listed on the TSX Venture Exchange was submitted in March 2011. Application for AMEX listing to be sought at earliest opportunity

Growth Plans 2011 - 2012


Maranta
PUT-4

2011 - 2012 Focus

- Grow production to approximately 1,000 bbl/d net after royalty based on existing asset portfolio exit 2012. (2011 exit production expected at 235 bbl/d)
- Several options for asset and/or corporate acquisition are currently under evaluation with the potential to increase production to 3,000 bbl/d net after royalty exit 2012
- Drilling / work-over activity planned in all 3 key assets.
- Seismic acquisition, 1 exploration well & 2 work-overs planned targeting 10 MMbbls of net resource potential in Q1 2012.

Reserves

- Current 2P reserves of 0.20 MMbbls net (only Mirto field - N sand) at 12/31/10. Management estimates 2P reserves of 0.50 MMbbls net upon completion of work over activity.
- Potential to add an additional 1.0 MMbbls (6.0 MMbbls total – 3P) in 2012, with successful execution of one or more of the potential asset and/or corporate acquisitions currently under evaluation.
- Potential grow 3P reserves to 5.0 MMBbls 3P exit 2012, with successful execution of planned drilling and work-over activity in all three key existing assets. (0.5 MMbbls from Mirto field, 0.3 MMbbls from Puerto Barco and 4.2 MMbbls from Putumayo-4)

Exploration portfolio targeting 35 MMbbls net prospective resource potential (including potential for contract negotiation in the Catatumbo region).

LA CORTEZ energy

Growth Plans 2011 - 2012

Production

- Current production of 503 bopd gross/101 bopd net (May 2011) from Mirto-2 well.
- Potential addition of 300 bopd gross / 60 bopd (net before royalties) from planned work-over in the Mirto-1 well (Q2/Q3 2011).
- Potential addition of 150 bopd gross / 75 bopd (net before royalties) from work over at Puerto Barco field in Catatumbo (Q4 2011).
- Potential addition of 500 bopd (net before royalties) early 2012, with successful drilling activity in the Putumayo-4. well.



Net Production BOPD
Net after Royalties BOPD
800
600
400
200
0
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan 2012
Feb
Mar
Mirto-2
Mirto-1
Puerto Barco
Put-4 Prospect A

LA CORTEZ energy

Experienced Board of Directors

Nadine Smith, Chairman	Founding director of Patterson UTI Energy, Gran Tierra Energy, and American Retirement Corp., 20+ Yrs. Private Equity Investor and Business Consultant.
Jaime Ruiz, Director	Member of the World Bank, Colombian National Planning Director, Senator of Colombia, former member of Ecopetrol board, Civil Engineer.
Jaime Navas, Director	LAEFM counsel board, Worked for Exxon, Hocol, Maxus, Geologist and Geophysicist, MS in Geology.
Richard Stevens, Director	Ernst & Young, Director of Choridant Software, Director of Verity Inc., CPA in NY and California.
Jose Fernando Montoya, Director	President of Hocol S.A., General Manager of Shell Paraguay, Founder and Co-owner of Upside Energy & Mining Services, Chemical Engineer.
Alexander Berger, Director	CEO of Orange Nassau, Managing Director of Dyas, P. MSc PE and MBA. Worked for Shell International, holding several technical and commercial positions.
Andres Gutierrez, President & CEO	General Manager Lewis Energy Colombia, Corporate VP Hocol, Director of GNESP, Shell, Civil Engineer and MSCE.

Experienced Colombian Executive Management Team

Director, President & CEO
Andres Gutierrez

- More than 26 years experience in oil & gas upstream and downstream management.
- Former General Manager – Lewis Energy Colombia
- Former VP, Finance, HR, Operations – Hocol S.A.
- 11+ years with Shell in Colombia and Former Planning Director for GNESP.

Director, Chairman
Nadine Smith

- Chairman serving as acting CFO and Treasurer.
- 30+ years oil and gas investment and management
- Founding shareholder of 3 public companies with market capitalization exceeding $1 billion - Gran Tierra Energy, Patterson UTI, and American Retirement Corp (Brookdale Senior Living).

Exploration Manager
Carlos Lombo

- More than 23 years of experience in oil & gas .
- Former Consultant Geologist for BP, Occidental, Nexen, Ecopetrol, ANH.
- Exploration Geologist Project Manager - Ecopetrol (1986-2003).

LA CORTEZ energy

Focused Asset Base



Atlantic Ocean
PANAMA
VENEZUELA
Pacific Ocean
COLOMBIA
ECUADOR
0
100
200 Km

Catatumbo Area:
50% W.I. and Operator
Rio de Oro and Puerto Barco contracts

Putumayo Area:
20% W.I. Maranta Block (Mirto Discoveries)
50% W.I. Putumayo-4 block

Regional Fields and Trends



Linda Field
Maranta Block
Orito Field
PUT-4 Block
Nancy Burdine Field
3.2 MBO
Churuyaco Field
Sucumbios
16 MBO
Hormiga Filed
1.3 MBO
Loro Field
46 MBO
Cohembi Field
VHR Field
34 MBO
Bermejo Field
Lago Agrio Field
183 MBO
Libertador Field
335 MBO
ECUADOR
Shushufindi Field
1000 MBO
Sacha Field
0
25 Km

MARANTA

PUTUMAYO 4

Why Putumayo?

- Increasingly prolific basin; Several significant oil field discoveries in recent years
- Basin becoming increasingly competitive with significant interest in farm-in opportunities from third parties in our block (Putumayo-4)

LA CORTEZ energy

Putumayo Basin Assets (Future Exploration Activity)


MOCOA
VILLAGARZON
La Castellana
MARANTA
MIRTO FIELD
PUT-4
PUERTO CAICEDO
ORITO
PUERTO ASIS

Maranta	
Working Interest	20%
Basin	Putumayo
Operator	Emerald Energy Plc. (80%WI)
Contact Type	E&P
Acreage	90,459
Net Acreage	18,092
Initial Royalty	8%
Corporate Tax	33%

Putumayo-4	
Working Interest	50%
Basin	Putumayo
Operator	PetroNorte S.A (50%WI)
Contact Type	E&P
Acreage	126,845
Net Acreage	63,423
Initial Royalty	8%
Corporate Tax	33%

Maranta Activity Plan

- Work over in Mirto 1 N sand.
- Continue production monitoring to determine drilling of Agapanto 1 well in the Mirto field or 120km seismic acquisition in north portion of block.

Putumayo Activity Plan

- Completed 1,300 km old seismic reprocessing Nov. 09
- Consultation process with communities and commencement of environmental permitting for seismic acquisition and drilling.
- Acquire 103 KM 2d seismic Q3 2011
- Drill 1st exploration well 1st Q, 2012

LA CORTEZ energy

Mirto Discovery (Maranta Block)

Estimated Production Forecast



BOPD
1.200
1.000
800
600
400
200
-
1200
1000
800
600
400
200
0
Mirto-1 N Sand Potential NET
Mirto 2 N Sand NET
Mirto-1 N Sand Potential Gross
Mirto 2 N Sand Gross
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12

Revised May 2011

Discovery Field Basis – Gross & Net Production forecast

- Acquired 25 KM of 3D seismic.
- Building production facilities in 2010-2011.
- Drilled 2 wells in 2009-2010
- 2P reserves estimated at 2.5 MMbbls gross *(1)*
- Long-term production test currently underway; 500 bopd gross (no water cut).
- Netback > US$ 50/bbl (15.5 API degree crude at Q1/Q2 oil price).

(1) Source: Internal Management Estimates
(2) Current Rider Scott report indicates 2P reserves of 0.2 MMbbls as of 12/31/2010

Putumayo-4 Block

Leads Identified



7
3
5
2
6
1
4

- Leads: 7 Identified
- Area lead: 400-600 acres
- Reservoir: N,U,T Sands From Villeta
- Depth objective: 9,000 -11,000 ft.
- API °: 15 - 35 Expected
- Total Block: Potential resources 14-37 MMbbls

Activity 2010 /2011:

- Reprocessed some 1,300 Km in 2010.
- Conducting consultations with indigenous communities.
- Obtaining environmental licensing.
- Acquisition of 105 Km of new seismic in Q3 2011.
- Drill first exploration well in first Q1 2012.

Catatumbo Basin
(Regional Fields & Trends)

Maranta
PUT-4



N
VENEZUELA
Rio de Oro Field,1933
12 MBO
Puerto Barco Field,1958
0.8 MBO
Tibu Field,1940
264 MBO
Yuca Field,
0.6 MBO
Sardinata Field,1951
10 MBO
Petrolea Field,1934
38 MBO
Carbonera Field,1938
0.8 MBO
Cerro Gordo Field,1987
1 MBO
Field name, year of discovery, oil produced

Why Catatumbo?

- Well established regional trends.
- Source of many of Colombia's initial discoveries.
- Increasingly prolific basin; Several significant oil field discoveries in recent years in Colombia and across the border in Venezuela.
- Diligently working to improve social relationships and infrastructure.
- Developing a coalition with local and central governments to strengthen security conditions

Acquired Operated Assets
(Avante Petroleum)


VENEZUELA
Rio de Oro Field
Puerto Barco Field
Las Timbas
La Gabarra
Beboquira
Karicachaboquira

- Historical Production:

Puerto Barco:	0.80 MMbbls
Rio de Oro:	12.0 MMbbls

  Fields currently shut-in.
- Operator – Avante Colombia
- High quality oil > 40° API
- Some shallow reservoirs < 3000 ft. others to 6,000 ft.
- Similar to Putumayo a few years ago regarding social and security issues
- Significant upside potential
- Plans to re-initiate production in 2011 at Puerto Barco.
- Potential gross exploration resources 30 to 50 MMbbls.

LA CORTEZ energy

Maranta, Putumayo, P. Barco & Catatumbo
(Estimated Pruduction Forecast- NET)



7.000
6.000
5.000
4.000
3.000
2.000
1.000
-
2011
2012
2013
2014
2015
Rio de oro Extension - P3
P.Barco Extension - P3
Put-4 Lead B - P3
Maranta Leads P3
Put4 Prospect A - P3
P.Barco Workovers P2
Mirto Filed

BOPD

P2 - Probable reserves / production
P3 - Possible reserves / production

Maranta Block
Mirto field initial development (4 wells).

Maranta Block Future Exploration
Additional exploration in the block. Potential additional resources of 3.0 to 5.0 MMbbls gross based on reprocessed seismic.

Putumayo-4 Block
Two fields – 5 initial wells.

Puerto Barco
2 work overs.
Additional seismic and new drilling depending on work over results.

Rio De Oro Field
Re-initiate production, additional development upon contract modification.

Opportunities Under Evaluation (Robust Deal Pipeline)


N
W
E
S
Panama
Venezuela
Bogotá D.C.
Ecuador
Brazil
Perú

Potential farm-ins in different exploration blocks in the:

- Putumayo basin
- Middle Magdalena Valley
- Eastern plains

Potential acquisition of:

- Producing assets
- Corporate entities
- Individual Exploration assets
- Potential share for "share transactions" with public and/ or private entities.

Investment Summary

- Initial focus on Colombia / Excellent assets in prolific basins.
- Experienced Colombian management team and Board of Directors
- Short-term Goals
  - TSX.V and Bogota stock exchange listing (Expected Q3/Q4 2011).
  - Re-initiation of production in the Puerto Barco field (Expected Q4 2011).
  - Drilling of exploration well in the Putumayo-4 block (Expected Q1 2012).
- Cash on hand from prior capital raises and recent Maranta discovery available to offset capital requirements to develop current asset base.
- Near term milestones in Q3/Q4 2011 and Q1 2012, are anticipated to be catalyst to value creation of our existing asset portfolio.

Appendix

Colombia


Maranta
PUT-4

- Initial focus in Colombia (positive investment environment) with future plans to explore other regional countries including Peru
- Favorable government terms & conditions.
- Clear oil & gas regulation / tax regime.

Foreign Investment in Colombia


USD Million
16000
14000
12000
10000
8000
6000
4000
2000
0
-2000
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
% o & G Sector Participation
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Total Investment
O & G Investment
% O & G

Contracts Awarded


Number of Contracts
80
70
60
50
40
30
20
10
0
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Association
E&P
TEA's

Source – Asociación Colombiana del Petróleo -ACP

LA CORTEZ energy

Why Colombia?


Maranta
PUT-4

Excellent Fiscal Regime Coupled with a Stable Regulatory Environment

- Competitive, flexible government take
- Sliding-scale royalties (8 to 25%)
- 33% corporate tax rate
- Deductible local taxes
- No remittance taxes
- Long term stable contracts
- Standard and Poor's credit rating BB+, Moody's Ba1

Financing History


Maranta
PUT-4

March 2008 ***Private Placement – 2,400,000 shares at $1.00 per share***	**$2,400,000**
September 2008 ***Private Placement – 4,784,800 units at $1.25 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase 1/2 share at $2.25 per whole share until Sept. 2013	**$5,981,000**
July 2009 ***Private Placement – 5,065,000 units at $1.25 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase an additional share at $2.00 until July 2014	**$6,331,164**
March 2010 ***Avante Subscription – 2,857,100 units at $1.75 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase an additional share at $3.00 until Mar. 2013	**$5,000,000**
December 2009 to April 2010 ***Private Placement– 8,762,300 units at $1.75 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase ½ share at $3.00 per whole share until Apr. 2013	**$15,334,000**

LA CORTEZ energy

Capital Structure (OTCBB: LCTZ)

Common Shares Outstanding (3/31/11)				46,215,910
Warrants Outstanding	**Price**	**Expiry**		
Private Placement – 9/2008	$2.25	9/2013	2,392,400	
Private Placement – 7/2009	$2.00	7/2014	5,065,000	
Brokers– 7/2009	$1.25	7/2014	475,503	
Avante Subscription – 3/2010	$3.00	3/2013	2,857,143	
Private Placement – 4/2010	$3.00	4/2013	4,381,132	
Broker – 4/2010	$1.75	4/2013	344,025	
Total Warrants Outstanding (3/31/11)				**15,515,203**
Total Options Outstanding (3/31/11)				**2,517,334**